UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2021
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)(c)

Appointment of Principal Accounting Officer

On September 14, 2021, the Board of Directors (the “Board”) of Travere Therapeutics, Inc. (the “Company”) approved the appointment of Sandra Calvin as the Company’s principal accounting officer, effective September 15, 2021. In connection with the appointment, Ms. Calvin’s new title is Vice President, Corporate Controller and Chief Accounting Officer. Ms. Calvin will assume the principal accounting officer duties from Laura Clague and Ms. Clague will retain her duties as Chief Financial Officer and principal financial officer.

Ms. Calvin, 56, has served as the Company’s Vice President, Corporate Controller since April 2018. From December 2014 through March 2018, she served as the Company’s Executive Director, Corporate Controller. From August 2012 to October 2014 she served as Director and San Diego Site Controller for Amylin Pharmaceuticals LLC, a wholly-owned subsidiary first of Bristol-Myers Squibb and then of Astrazeneca during such period. From 2004 to 2012 she held positions of increasing responsibility within the finance department of Amylin Pharmaceuticals, Inc., a publicly-traded biotechnology company prior to its acquisition by Bristol-Myers Squibb and from 1990 to 2004 she held positions of increasing responsibility within the finance department of Vical Incorporated, a publicly-traded biotechnology company. Earlier in her career Ms. Calvin was a staff auditor with Deloitte & Touche LLP. Ms. Calvin is a Certified Public Accountant (currently inactive) and holds a Bachelor of Science in Business Administration, with an emphasis in Accounting, from San Diego State University.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: September 17, 2021	By:	/s/ Elizabeth E. Reed
	Name:	Elizabeth E. Reed
	Title:	Senior Vice President, General Counsel and Secretary